SPDR®Series Trust
Supplement Dated April 21, 2011
to the
Prospectus Dated October 31, 2010, as supplemented
and to the
Statement of Additional Information Dated October 31, 2010, as supplemented
The changes below are effective as of May 2, 2011 and as of that date, DGT is being offered by a separate prospectus and statement of additional information. Accordingly, DGT is no longer being offered by this prospectus and statement of additional information as of May 2, 2011.

Prior to May 2, 2011		Effective May 2, 2011
ETF Name (Ticker)	Index	ETF Name (Ticker)	Index

SPDR DJ Global Titans ETF (DGT)	Dow Jones Global Titans 50 Index	SPDR Global Dow ETF (DGT)	The Global Dow
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE